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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                     FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

    Date of Report  (Date of Earliest Event Reported):    May 26, 2009


                        N-VIRO INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                         0-21802                   34-1741211
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)


     3450 W. Central Avenue, Suite 328
     Toledo, Ohio                                             43606
  (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  3.02     UNREGISTERED  SHARES  OF  EQUITY  SECURITIES

          On  May  18,  2009,  the  Board  of  Directors of N-Viro International
Corporation (the "Company") approved an offering of up to $1,000,000 of Convertible Debentures (the "Debentures"), convertible into common stock of the Company at $2.00 per share. Between May 26, 2009 and June 9, 2009, as a part of the Company's continuing offering of the Debentures, the Company issued $160,000 of Debentures to five (5) accredited investors.


THIS DESCRIPTION IN THIS FORM 8-K IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SECURITIES. ANY SUCH SOLICITATION TO SELL OR OFFER TO BUY ANY SECURITIES OF THE COMPANY WILL ONLY BE MADE PURSUANT TO APPROPRIATE OFFERING DOCUMENTS.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        N-VIRO INTERNATIONAL CORPORATION

Dated:          June 26, 2009           By:       /s/  James K. McHugh
                -------------                     -----------------------
                                                  James K. McHugh
                                                  Chief Financial Officer